Crawford & Company First Quarter 2023 Earnings Conference Call CRD-A & CRD-B (NYSE)

2 Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and  other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's  present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not  undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any  interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the  risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, non-service pension costs and credits, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of  computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering  both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Revenue growth across all businesses, led by North America Loss Adjusting and Platforms Revenues grew by 16% year-over-year in the first quarter excluding FX impacts Nearly doubled operating earnings on a year-over-year basis Significant margin expansion and improved profitability EBITDA margin increased 290 bps to 10.5% Q1 2023 METRICS GAAP Non-GAAP $313.0M $322.4M Revenues $0.22 $0.28 CRD-A & CRD-B EPS $10.7M $24.9M Net Income Operating Earnings Key Highlights First Quarter 2023 Strategy Execution Creating Tangible Results Achieving tenth consecutive quarter of revenue growth, highlighting the effectiveness of our long-term strategy

4

Crawford's Long-Term Strategy Driving Profitability

As promised, our margin improvement actions are ensuring our top line success translates into expanded profitability to support our long-term growth strategy

Margin Improvement Actions

1. Align pricing with the value we deliver
2. Aggressively address low productivity pockets
3. Optimize cost structure to current market dynamics
4. Roll out new systems and improved processes for efficiency gains

Our actions are driving profitability across the business in Q1

NA Loss Adjusting	International Operations	Broadspire	Platform Solutions
10.5% Operating Margin +410 bps	**3.3%** Operating Margin +670 bps	**9.8%** Operating Margin +140 bps	**15.9%** Operating Margin -60 bps
$8.1M Operating Earnings	**$3.0M** Operating Earnings	**$7.9M** Operating Earnings	**$10.0M** Operating Earnings

Crawford

We are committed to employing a disciplined approach to capital allocation Investing in long-term growth through Cap Ex and M&A  Debt Repayment Reduce leverage (2.07x EBITDA in Q1 2023) Our Capital Allocation Strategy Regular quarterly dividend of $0.06 per share  for CRD-A and CRD-B Acquire adjacent services to bolster presence in claims ecosystem Enhance technical capabilities by attracting top-tier adjusting talent globally Drive market share within fragmented independent loss adjusting market in the US Increase presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Our M&A Approach Returned over $120 million of capital to shareholders through share buybacks and dividends over the last four years

Operational Overview

7

Impact Across Our Segments

First Quarter 2023 Performance

Segment	Highlights	Results
North America Loss Adjusting *25% of total Q1 revenues*	• Q1 revenue growth of 19.7% over prior year, driven byadjuster additions, increased utilization, and carryover from Hurricane Ian and winter storms in the U.S. • Surpassed our 3-year goal of adding 200 expert adjusters globally one year early • Operating margin expanded 410 bps over prior year	**Q1 Revenues** $77.1M **Q1 OE[1]** $8.1M
International Operations *29% of total Q1 revenues*	• Q1 revenue growth of 2.9% over prior year led by Australia and the UK; constant dollar revenue growth of 11.6% • Actions to improve pricing and productivity drove favorable results • Operating margin expanded 670 bps over the prior year	**Q1 Revenues** $91.9M **Q1 OE[1]** $3.0M
Broadspire (US-only) *26% of total Q1 revenues*	• Q1 revenue growth of 6.2% over prior year, aided by accelerated medical management revenue growth of 11% over prior year • New sales momentum in alternative markets and data & analytical services • Operating margin expanded 140 bps compared to prior year	**Q1 Revenues** $81.2M **Q1 OE[1]** $7.9M
Platform Solutions (US-only) *20% of total Q1 revenues*	• Q1 revenue growth of 29% over prior year • Networks revenues grew 36% year-over-year, outpacing Contractor Connection's revenue growth of 26% • Strong profit contribution from CAT due to increased market share with 2 top 5 carrier clients and onboarding of a new top 5 carrier client • Increased contribution from Contractor Connection from pricing actions and increased client utilization	**Q1 Revenues** $62.8M **Q1 OE[1]** $10.0M

Crawford

(1) "OE" refers to Operating Earnings

Net Promoter Score NPS remains at a healthy level of 47 Actively looking for opportunities to improve our score Added $36.3 million in new and enhanced business in Q1 2023 New and Renewal Business Activity Retained 97% of our Broadspire business year to date Increasing market share with key carrier clients 8 Customer Excellence 47 NPS 97% a Retained Broadspire business New and enhanced business won $36.3M

Environmental, Social and Governance Diversity, Equity and Inclusion (DEI) and human capital initiatives continue to be our top strategic priority and core to our culture  Senior leadership supports diversity and inclusion at Crawford. 82 80 I do not face any bias due to my personal identity. Professional Services Norm Overall Crawford Favorable results from recent Pulse Survey on DEI at Crawford scoring ahead of industry benchmarks Employee Resource Groups Encourage a sense of belonging and enabling change Crawford named to 2022 Insurance Business 5-Star Diversity, Equity & Inclusion list This organization is committed to the fair treatment of all employees. I feel I am heard in this organization. 88 69 81 75 69 68

Financial Overview

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 11 First Quarter 2023 Financial Summary Quarter Ended March 31, March 31, ($ in millions, except per share amounts) 2023 2022 % Change Revenues $313.0 $279.0 12% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $322.4 $279.0 16% Net Income Attributable to Shareholders of Crawford & Company $10.7 $5.1 110% Diluted Earnings per Share CRD-A $0.22 $0.10 120% CRD-B $0.22 $0.10 120% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.28 $0.14 100% CRD-B $0.28 $0.14 100% Adjusted Operating Earnings (1) $24.9 $12.5 98% Adjusted Operating Margin (1) 7.9% 4.5% 340 bps Adjusted EBITDA (1) $32.8 $21.3 54% Adjusted EBITDA Margin (1) 10.5% 7.6% 290 bps

North America Loss Adjusting Q1 Highlights Q1 revenue growth of 19.7% over prior year, driven by adjuster additions, increased utilization, and carryover from Hurricane Ian and winter storms in the U.S. Surpassed our 3-year goal of adding 200 expert adjusters globally one year early Operating Results  (Q1 2023 v. Q1 2022) Revenues of $77.1 million versus $64.4 million Gross profit of $17.3 million versus $11.1 million Gross profit margin of 22.5% versus 17.2% Operating earnings of $8.1 million versus $4.1 million Operating margin of 10.5% versus 6.4% Three months ended (in thousands, except percentages) March 31, 2023 March 31, 2022 Variance Revenues $77,127 $64,438 19.7% Direct expenses 59,783 53,370 12.0% Gross profit 17,344 11,068 56.7% Indirect expenses 9,279 6,933 33.8% Operating earnings $8,065 $4,135 95.0% Gross profit margin 22.5% 17.2% 5.3% Operating margin 10.5% 6.4% 4.1% Total cases received 73,002 76,993 (5.2)% Full time equivalent employees 2,091 1,952 7.1%

International Operations Q1 Highlights Q1 revenue growth of 2.9% over prior year led by Australia and the UK; constant dollar revenue growth of 11.6% Actions to improve pricing and productivity drove favorable results Operating Results  (Q1 2023 v. Q1 2022) Revenues of $91.9 million versus $89.3 million Gross profit of $15.7 million versus $10.0 million Gross profit margin of 17.1% versus 11.2% Operating earnings of $3.0 million versus a loss of $(3.1) million  Operating margin of 3.3% versus a loss of (3.4)% Three months ended (in thousands, except percentages) March 31, 2023 March 31, 2022 Variance Revenues $91,863 $89,272 2.9% Direct expenses 76,159 79,308 (4.0)% Gross profit 15,704 9,964 57.6% Indirect expenses 12,669 13,031 (2.8)% Operating earnings (loss) $3,035 $(3,067) n.m. Gross profit margin 17.1% 11.2% 5.9% Operating margin 3.3% (3.4)% 6.7% Total cases received 126,483 137,090 (7.7)% Full time equivalent employees 3,693 3,608 2.3%

Broadspire Q1 Highlights Q1 revenue growth of 6.2% over prior year, aided by accelerated medical management revenue growth of 11% over prior year New sales momentum in alternative markets and data & analytical services  Operating Results  (Q1 2023 v. Q1 2022) Revenues of $81.2 million versus $76.5 million Gross profit of $19.2 million versus $16.4 million Gross profit margin of 23.7% versus 21.5% Operating earnings of $7.9 million versus $6.4 million Operating margin of 9.8% versus 8.4% Three months ended (in thousands, except percentages) March 31, 2023 March 31, 2022 Variance Revenues $81,182 $76,454 6.2% Direct expenses 61,933 60,038 3.2% Gross profit 19,249 16,416 17.3% Indirect expenses 11,322 9,982 13.4% Operating earnings $7,927 $6,434 23.2% Gross profit margin 23.7% 21.5% 2.2% Operating margin 9.8% 8.4% 1.4% Total cases received 128,722 133,722 (3.7)% Full time equivalent employees 2,591 2,421 7.0%

Platform Solutions Q1 Highlights Q1 revenue growth of 29% over prior year led by Networks and Contractor Connection Networks revenues grew 36% year-over-year outpacing Contractor Connection’s revenue growth of 26% Strong profit contribution from CAT due to increased market share with 2 top 5 carrier clients and onboarding of a new top 5 carrier client Increased contribution from Contractor Connection from pricing actions and increased client utilization Operating Results  (Q1 2023 v. Q1 2022) Revenues of $62.8 million versus $48.9 million Gross profit of $15.5 million versus $12.5 million Gross profit margin of 24.7% versus 25.6% Operating earnings of $10.0 million versus $8.0 million Operating margin of 15.9% versus 16.5% Three months ended (in thousands, except percentages) March 31, 2023 March 31, 2022 Variance Revenues $62,820 $48,861 28.6% Direct expenses 47,285 36,330 30.2% Gross profit 15,535 12,531 24.0% Indirect expenses 5,569 4,493 23.9% Operating earnings $9,966 $8,038 24.0% Gross profit margin 24.7% 25.6% (0.9)% Operating margin 15.9% 16.5% (0.6)% Total cases received 98,490 109,992 (10.5)% Full time equivalent employees 1,445 1,203 20.1%

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $4.1 million in 2023 compared to costs of $3.0 million in the prior year period Variance was primarily due to a $1.8 million gain on sale of our Canadian head office building in the 2022 first quarter, and an increase in self-insurance costs, partially offset by other cost reductions in the 2023 period Non-service Pension Costs and Credits During the 2023 quarter non-service pension costs were $2.2 million compared to a $(0.5M) credit in the 2022 period These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS, similar to the amortization of intangible assets and contingent earnout adjustments Contingent Earnout Adjustment Recognized a pretax contingent earnout expense totaling approximately $0.2 million in the 2023 first quarter, compared to $2.1 million in the prior year period Based on changes to projections of certain acquired entities Share Repurchases There were no shares repurchased in the 2023 first quarter Approximately 1.8 million shares are eligible to be repurchased under our 2021 Share Repurchase Authorization

(1) See Appendix for non-GAAP explanation and reconciliation Balance Sheet Highlights Unaudited ($ in thousands) March 31, 2023 December 31, 2019 December 31,  2022 December 31, 2018 Change Change Cash and cash equivalents $ 43,304 $ 46,007 $ (2,703) Accounts receivable, net 145,348 141,106 4,242 Unbilled revenues, net 137,410 126,274 11,136      Total receivables 282,758 267,380 15,378 Goodwill 76,626 76,622 4 Intangible assets arising from business acquisitions, net 88,511 88,039 472 Deferred revenues 57,546 54,019 3,527 Pension liabilities 25,653 25,914 (261) Short-term borrowings and current portion of finance leases 39,053 27,048 12,005 Long-term debt, less current portion 210,342 211,810 (1,468)      Total debt 249,395 238,858 10,537 Total stockholders' equity attributable to Crawford & Company 143,214 124,543 18,671 Net debt (1) 206,091 192,851 13,240

18 Net Debt and Pension Liability $206.1 million $25.7 million Net debt at $206.1 million Pension liability at $25.7 million $171.7 million $87.0 million Leverage Ratio of 2.07x EBITDA at end of Q1 2023 Funded Ratio of US pension plan is 91.9% at end of Q1 2023

(1) See Appendix for non-GAAP explanation and reconciliation Operating And Free Cash Flow For the period ended March 31, Unaudited ($ in thousands) 2023 2019 2022 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 10,681 $ 5,096 $ 5,585 Depreciation and Other Non-Cash Operating Items 10,122 10,819 (697) Loss (Gain) on Disposals of Property and Equipment, net 20 (1,747) 1,767 Contingent Earnout Adjustments 248 2,056 (1,808) Billed Receivables Change (17) 6,542 (6,559) Unbilled Receivables Change (6,333) (13,022) 6,689 Change in Accrued Compensation, 401K, and Other Payroll (17,594) (19,994) 2,400 Change in Accrued and Prepaid Income Taxes 3,895 266 3,629 Other Working Capital Changes (965) (5,109) 4,144 U.S. and U.K. Pension Contributions (502) (160) (342) Cash Flows from Operating Activities (445) (15,253) 14,808 Property & Equipment Purchases, net (1,031) (1,340) 309 Capitalized Software (internal and external costs) (7,610) (6,275) (1,335) Free Cash Flow(1) $ (9,086) $ (22,868) $ 13,782

20 10,000+ 50,000+ 70 $18B+ employees Field Resources countries claims managed annually Crawford & Company The world’s largest publicly listed independent provider of global claims management and outsourcing solutions. 20

Appendix: Non-GAAP Financial Information 21

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, non-service pension costs and credits, income taxes and net income or loss attributable to noncontrolling interests.

Appendix: Non-GAAP Financial Information (cont.) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs and credits, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of customer-relationship intangible assets and contingent earnout adjustments, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business:   Three Months Ended   (in thousands) March 31, 2023   March 31, 2022   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 196,768 62.9% $ 165,493 59.3%   U.K. GBP 33,124 10.6% 34,050 12.2%   Canada CAD 24,361 7.8% 24,260 8.7%   Australia AUD 22,994 7.3% 18,717 6.7%   Europe EUR 14,038 4.5% 14,539 5.2%   Rest of World Various 21,707 6.9%   21,966 7.9%   Total Revenues, before reimbursements $ 312,992 100.0% $ 279,025 100.0%

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, December 31, March 31, December 31, Unaudited ($ in thousands) 2023 2019 2022 2018 Revenues Before Reimbursements Total Revenues $ 324,596 $ 287,789 Reimbursements (11,604) (8,764) Revenues Before Reimbursements 312,992 279,025 Costs of Services Provided, Before Reimbursements Total Costs of Services 238,682 214,345 Reimbursements (11,604) (8,764) Costs of Services Provided, Before Reimbursements $ 227,078 $ 205,581 Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, December 31, March 31, December 31, Unaudited ($ in thousands) 2023 2019 2022 2018 Operating Earnings: North America Loss Adjusting $ 8,065 $ 4,135 International Operations 3,035 (3,067) Broadspire 7,927 6,434 Platform Solutions 9,966 8,038 Unallocated corporate and shared costs and credits, net (4,119) (2,995) Consolidated Operating Earnings 24,874 12,545 (Deduct) Add: Net corporate interest expense (4,399) (1,519) Stock option expense (156) (205) Amortization expense (1,899) (1,726) Non-service pension costs and credits (2,171) 543 Contingent earnout adjustments (248) (2,056) Income tax provision (5,271) (2,426) Net income attributable to noncontrolling interests (49) (60) Net Income Attributable to Shareholders of Crawford & Company $ 10,681 $ 5,096

Reconciliation of Non-GAAP Items (cont.) Adjusted EBITDA ) Quarter Ended Quarter Ended March 31, December 31, March 31, December 31, Unaudited ($ in thousands) 2023 2019 2022 2018 Net income attributable to shareholders of Crawford & Company $ 10,681 $ 5,096 Add (Deduct): Depreciation and amortization 9,050 9,099 Stock-based compensation 1,023 1,660 Net corporate interest expense 4,399 1,519 Non-service pension costs and credits 2,171 (543) Contingent earnout adjustments 248 2,056 Income tax provision 5,271 2,426 Adjusted EBITDA $ 32,843 $ 21,313

Reconciliation of Non-GAAP Items (cont.) Net Debt March 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2023 2019 2022 2018 Net Debt Short-term borrowings $ 38,993 $ 26,990 Current installments of finance leases and other obligations 60 58 Long-term debt and finance leases, less current installments 210,342 211,810 Total debt 249,395 238,858 Less: Cash and cash equivalents 43,304 46,007 Net debt $ 206,091 $ 192,851

Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Three months ended Three months ended ($ in thousands) March 31, 2023 December 31, 2019 March 31, 2022 December 31, 2018 Segment gross profit: North America Loss Adjusting $ 17,344 $ 11,068 International Operations 15,704 9,964 Broadspire 19,249 16,416 Platform Solutions 15,535 12,531 Segment gross profit 67,832 49,979 Segment indirect costs: North America Loss Adjusting (9,279) (6,933) International Operations (12,669) (13,031) Broadspire (11,322) (9,982) Platform Solutions (5,569) (4,493) Unallocated corporate and shared costs, net (4,119) (2,995) Consolidated operating earnings 24,874 12,545 Net corporate interest expense (4,399) (1,519) Stock option expense (156) (205) Amortization expense (1,899) (1,726) Non-service pension costs and credits (2,171) 543 Contingent earnout adjustments (248) (2,056) Income tax provision (5,271) (2,426) Net income attributable to noncontrolling interests (49) (60) Net income attributable to shareholders of Crawford & Company $ 10,681 $ 5,096

Reconciliation of First Quarter Non-GAAP Results Three Months Ended March 31, 2023 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted (Loss) Earnings per CRD-B Share GAAP $ 16,001 $ 10,681 $ 0.22 $ 0.22 Adjustments: Amortization of intangible assets 1,899 1,424 0.03 0.03 Non-service related pension costs 2,171 1,613 0.03 0.03 Contingent earnout adjustments 248 184 — — Non-GAAP Adjusted $ 20,319 $ 13,902 $ 0.28 $ 0.28 Three Months Ended March 31, 2022 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted Earnings per CRD-B Share GAAP $ 7,582 $ 5,096 $ 0.10 $ 0.10 Adjustments: Amortization of intangible assets 1,726 1,295 0.02 0.02 Non-service related pension credits (543) (421) (0.01) (0.01) Contingent earnout adjustments 2,056 1,522 0.03 0.03 Non-GAAP Adjusted $ 10,821 $ 7,492 $ 0.14 $ 0.14